CYBER HORNET TRUST

(formerly, ONEFUND Trust)

(the “Trust”)

CYBER HORNET S&P 500®

(formerly, ONEFUND S&P 500®)

(the “Fund”)

Supplement dated September 22, 2026 to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

each dated July 29, 2026

Effective October 1, 2026, Blake Williams will serve as a portfolio manager to the Fund, joining Michael Willis, who has served as lead portfolio manager to the Fund since its inception.

Accordingly, the section “Portfolio Manager” on page 4 of the Summary Prospectus and Prospectus is deleted and replaced with the following:

PORTFOLIO MANAGERS

Michael G. Willis, President and lead portfolio manager of the Adviser, has managed the Fund since its inception in April 2015.

Blake Williams, portfolio manager of the Adviser, has managed the Fund since October 2026.

Additionally, the section “Portfolio Manager” under the heading “FUND MANAGEMENT” on page 8 of the Prospectus is deleted and replaced with the following:

Portfolio Managers

Michael G. Willis is the President and lead portfolio manager of the Adviser. As the portfolio manager for the Fund, Mr. Willis is responsible for the day-to-day management of the Fund’s portfolio. Mr. Willis has served as a portfolio manager for the Adviser since 2004. Mr. Willis has also served as President of CYBER HORNET Trust since 2006.

Blake Williams is a portfolio manager of the Adviser. Prior to joining the Adviser in January 2026, Mr. Williams was a portfolio manager and trader with Eventus Trading Partners.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

SAI Information

As of the date of this supplement, Mr. Williams did not own any shares of the Fund for purposes of the SAI section “Portfolio Manager Ownership of Securities.” Mr. Williams did not manage any other accounts as of March 31, 2026 for purposes of the SAI section “Management of Other Accounts.”

Effective October 1, 2026, the section “Portfolio Manager Compensation Structure” under the heading “PORTFOLIO MANAGEMENT INFORMATION” in the SAI is deleted and replaced with the following:

Portfolio Manager Compensation Structure

Mr. Willis is entitled to receive a base salary from the Adviser for his services in the various positions he holds with the Adviser, including his position as lead portfolio manager and President. In addition, Mr. Willis, as the principal shareholder of the Adviser, is entitled to receive a share of net profits earned by the Adviser. Mr. Willis does not receive any other form of compensation or benefits for his services to the Adviser.

Mr. Williams is entitled to receive a base salary from the Adviser for his services as portfolio manager. Mr. Williams may also receive a discretionary bonus tied to the Adviser’s profitability.

Potential Conflicts of Interest. Since the Fund and other accounts that may be managed by the portfolio managers and the Adviser in the future could have similar investment strategies, there is a potential risk that the portfolio managers could favor one or more of the other accounts over the Fund. However, the Adviser has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to seek to ensure that the purchase and sale of securities among various accounts managed by the Adviser are fairly and equitably allocated. The Adviser is not aware of any cases where the investment strategies employed for the other accounts managed by the portfolio managers and the Adviser would cause them to take positions on the contrary side of the market from the Fund, or otherwise contrary to the interests of the Fund.

*        *         *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE